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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        September 7, 2000
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                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


          1-10466                                        59-0432511
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  (Commission File Number)                   (IRS Employer Identification No.)


    1650 Prudential Drive, Suite 400, Jacksonville, FL             32207
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         (Address of Principal Executive Offices)                (Zip Code)


                                 (904) 396-6600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

         The purpose of this Form 8-K is to file a press release, dated September 7, 2000, announcing the receipt by The St. Joe Company (the "Company") of a favorable Ruling from the Internal Revenue Service relating to the tax free status of the proposed recapitalization of Florida East Coast Industries, Inc. ("FEC") and a pro-rata spin-off of the Company's 54 percent equity interest in FEC to the Company's shareholders. A copy of the press release is filed herewith as Exhibit
         99.1 and is hereby incorporated by reference to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1 Press release, dated September 7, 2000, issued by The St. Joe Company.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ST. JOE COMPANY



Dated:  September 12, 2000         By:    /s/ Robert M. Rhodes
                                       ----------------------------------------
                                       Name:  Robert M. Rhodes
                                       Title: Executive Vice President and
                                              General Counsel


                                    EXHIBITS

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
Exhibit Number    Exhibit Title
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

99.1              Press release, dated September 7, 2000, issued by The St. Joe
                  Company.
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